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                                                                      EXHIBIT 23



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

         We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-24217, 333-50189, 333-59615, 333-59210 and
333-71596) and on Form S-3 (Nos. 333-46055, 33-38869, 33-63119, 333-45377,
333-56873, 333-62156, 333-69294 and 333-82212) of Vector Group Ltd. of our
report dated March 31, 2003 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.



/s/ PricewaterhouseCoopers LLP
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Miami, Florida
March 31, 2003